UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): October 3, 2013

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

1-4117	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

This combined Form 8-K is separately filed by Alliant Energy Corporation and Interstate Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 3, 2013, Interstate Power and Light Company (“IPL”), a subsidiary of Alliant Energy Corporation, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Mitsubishi UFJ Securities (USA), Inc. and RBS Securities Inc. as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which IPL agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $250,000,000 aggregate principal amount of IPL’s 4.70% Senior Debentures due 2043 (the “Debentures”), in a public offering (the “Offering”). The Offering closed on October 8, 2013. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Debentures were issued under an Indenture (the “Indenture”), dated as of August 20, 2003, between IPL and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), pursuant to an Officer’s Certificate, dated as of October 8, 2013 (the “Certificate”). The Certificate provides, among other things, that the Debentures will bear interest at a rate of 4.70% per year (payable on April 15 and October 15 of each year, beginning on April 15, 2014), and will mature on October 15, 2043. IPL may redeem the Debentures at any time or from time to time prior to April 15, 2043 at a “make-whole” redemption price, plus accrued and unpaid interest to, but not including, the date of redemption. At any time on or after April 15, 2043, IPL may redeem the Debentures at par, plus accrued and unpaid interest to, but not including, the date of redemption. The Indenture contains customary events of default. If an event of default occurs and is continuing with respect to any series of the Debentures, then the Trustee or the holders of at least 33% of the principal amount of the outstanding Debentures of that series may declare the Debentures of that series to be due and payable immediately. The description of the Certificate set forth above is qualified by reference to the Certificate filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events.

The Debentures are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-178577-02) that IPL filed with the Securities and Exchange Commission (the “SEC”). IPL is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus supplement, dated October 3, 2013, and a prospectus, dated December 16, 2011, relating to the Offering. See “Item 9.01. Financial Statements and Exhibits.”

On October 3, 2013, IPL issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(1.1)	Underwriting Agreement, dated October 3, 2013, among Interstate Power and Light Company and the underwriters named therein.

(4.1)	Officer’s Certificate, dated October 8, 2013, creating the 4.70% Senior Debentures due 2043 of Interstate Power and Light Company.

(5.1)	Opinion of Cravath, Swaine & Moore LLP, dated October 8, 2013, with respect to the 4.70% Senior Debentures due 2043 of Interstate Power and Light Company.

(5.2)	Opinion of Nyemaster Goode, P.C., dated October 8, 2013, with respect to the 4.70% Senior Debentures due 2043 of Interstate Power and Light Company.

(23.1)	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit (5.1) hereto).

(23.2)	Consent of Nyemaster Goode, P.C. (contained in Exhibit (5.2) hereto).

(99.1)	Press release of Interstate Power and Light Company, dated October 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

	By:	/s/ Thomas L. Hanson
Date: October 8, 2013		Thomas L. Hanson
Senior Vice President and Chief Financial Officer

INTERSTATE POWER AND LIGHT COMPANY

	By:	/s/ Thomas L. Hanson
Date: October 8, 2013		Thomas L. Hanson
Senior Vice President and Chief Financial Officer

ALLIANT ENERGY CORPORATION

INTERSTATE POWER AND LIGHT COMPANY

Exhibit Index to Current Report on Form 8-K

Dated October 8, 2013

Exhibit Number

(1.1)	Underwriting Agreement, dated October 3, 2013, among Interstate Power and Light Company and the underwriters named therein.

(4.1)	Officer’s Certificate, dated October 8, 2013, creating the 4.70% Senior Debentures due 2043 of Interstate Power and Light Company.

(5.1)	Opinion of Cravath, Swaine & Moore LLP, dated October 8, 2013, with respect to the 4.70% Senior Debentures due 2043 of Interstate Power and Light Company.

(5.2)	Opinion of Nyemaster Goode, P.C., dated October 8, 2013, with respect to the 4.70% Senior Debentures due 2043 of Interstate Power and Light Company.

(23.1)	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit (5.1) hereto).

(23.2)	Consent of Nyemaster Goode, P.C. (contained in Exhibit (5.2) hereto).

(99.1)	Press release of Interstate Power and Light Company, dated October 3, 2013.